Fund/Ticker

Fidelity High Yield Factor ETF/FDHY

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Summary Prospectus

December 30, 2021

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund (including the fund’s SAI) online at www.fidelity.com/funddocuments/ETFs. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund’s prospectus and SAI dated December 30, 2021 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund:

Fidelity® High Yield Factor ETF

Investment Objective

The fund seeks a high level of income. The fund may also seek capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.45%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.45%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$46
3 years	$144
5 years	$252
10 years	$567

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 177% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing at least 80% of the fund’s assets in debt securities rated below investment grade (also referred to as high yield debt securities or junk bonds).
  Using the ICE® BofA® BB-B US High Yield Constrained Index as a guide in structuring the fund and selecting its investments as it relates to credit quality distribution and risk characteristics.
  Normally investing primarily in securities rated BB or B by Standard & Poor's (S&P), Ba or B by Moody's Investors Service (Moody's), comparably rated by at least one nationally recognized credit rating agency, or, if unrated, considered by Fidelity Management & Research Company LLC (FMR) to be of comparable quality.
  Potentially investing in securities that have a higher or lower credit quality.
  Investing in companies in troubled or uncertain financial condition.
  Investing in domestic and foreign issuers.
  Using a proprietary multifactor quantitative model to systematically screen over 1,000 bonds and select those with strong return potential and low probability of default using a value and quality factor-based methodology.

Principal Investment Risks

  Interest Rate Changes.  Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.  Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
  Fluctuation of Net Asset Value and Share Price.  The net asset value per share (NAV) of the fund will generally fluctuate with changes in the market value of the fund's holdings. The fund's shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund's shares may result in the fund's shares trading significantly above (at a premium) or below (at a discount) to NAV. Given the nature of the relevant markets for certain of the fund's securities, shares may trade at a larger premium or discount to the NAV than shares of other ETFs. In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings.
  Trading Issues.  There can be no assurance that an active trading market will be maintained. Market makers and Authorized Participants are not obligated to make a market in the fund’s shares or to submit purchase and redemption orders for creation units. In addition, trading may be halted, for example, due to market conditions.
  Cash Transactions Risk.  Unlike certain ETFs, the fund may effect some or all creations and redemptions using cash, rather than in-kind securities. As a result, an investment in the fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
  Quantitative Investing.  Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
  High Portfolio Turnover.  High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	10.91%	June 30, 2020
Lowest Quarter Return	(9.78)%	March 31, 2020
Year-to-Date Return	4.02%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Life of fund(a)
Fidelity® High Yield Factor ETF
Return Before Taxes	10.64%	9.91%
Return After Taxes on Distributions	8.02%	7.49%
Return After Taxes on Distributions and Sale of Fund Shares	6.26%	6.54%
ICE® BofA® BB-B US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	6.28%	7.38%

(a)  From June 12, 2018

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Michael Cheng (lead portfolio manager) has managed the fund since June 2018.

Michael Weaver (co-manager) has managed the fund since June 2018.

Alexandre Karam (co-manager) has managed the fund since December 2018.

Benjamin Harrison (co-manager) has managed the fund since January 2022.

Purchase and Sale of Shares

Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at NAV. Shares of the fund may trade at a price greater than the fund's NAV (premium) or less than the fund's NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at www.fidelity.com.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Investments & Pyramid Design and Fidelity are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9887636.104	HIE-SUM-1221